[LOGO]                                                          EXHIBIT 10.33
                                                     Source License Agreement

This Agreement is made and entered by and between Programmed Logic Corporation (hereinafter "PLC") a New Jersey corporation with offices at 200 Cottontail Lane, Somerset, NJ 08873, and AUSPEX SYSTEMS, INC., a Delaware corporation with offices at 2300 Central Expressway, Santa Clara, CA 95050 (hereinafter "LICENSEE").

                                    RECITALS

PLC has developed certain computer software, which embodies and reflects certain trade secrets of and confidential information to PLC. LICENSEE desires to license the source code for that software from PLC, subject to the following terms and conditions.

The parties have entered into a separate Bundled Hardware OEM Binary License Agreement (the "OEM Agreement"), pursuant to which LICENSEE is authorized to distribute the SOFTWARE in object code form.

                                    AGREEMENT

1.    DEFINITIONS.

1.1 SOFTWARE means a copy of the source code to the PLC PRODUCTS specified on Exhibit A of this Agreement (including all comments), any modified versions of such SOFTWARE provided by PLC, and any object code created using any portion of such SOFTWARE, any modified version of such SOFTWARE prepared by LICENSEE as permitted under section 2 below.

1.2 DOCUMENTATION means any related documentation of the SOFTWARE provided to LICENSEE by PLC with the SOFTWARE under this Agreement, which shall include, without limitation (1) installation and documentation notes; (2) release notes (specific to the release of the SOFTWARE provided); and (3) a user manual for the SOFTWARE.

1.3 LICENSED MATERIALS means collectively (a) the SOFTWARE, (b) the DOCUMENTATION, (c) any available internal documentation for the SOFTWARE source code, including design documentation and implementation notes, subject to PLC's approval on a case by case basis, and (d) the source code for any available tests for the SOFTWARE, subject to PLC's approval on a case by case basis.

2.    GRANT OF LICENSE.

2.1 PLC grants to LICENSEE a non-exclusive, non-transferable, non-assignable, and restricted license to use, and where applicable, to compile and the LICENSED MATERIALS only for the Purposes and subject to any additional Limitations set forth in Exhibit A, and only at the Designated Sites and on the Designated Equipment set forth in Exhibit A. Without limiting the foregoing, there shall be no access to the LICENSED MATERIALS by any computers or terminals located off of the Designated Sites.

2.2 LICENSEE's use under this section 2 may include modifying or adapting the SOFTWARE as necessary or appropriate for the Purposes and subject to any additional limitations as set forth in Exhibit A.

2.3 LICENSEE may make one copy of the SOFTWARE in tangible form for purposes of backup, provided that such copy includes a reproduction of any notices appearing in or on the SOFTWARE.

2.4 LICENSEE may make such copies of the SOFTWARE in tangible object code form required for testing the modifications made by LICENSEE to the SOFTWARE under this Agreement, provided that such copies include a reproduction of any notices appearing in or on the SOFTWARE.

2.5   No license is granted for any other purpose.

3.    ADDITIONAL RESTRICTIONS.

3.1 Any other unauthorized copying of the LICENSED MATERIALS is expressly forbidden. LICENSEE shall not otherwise reproduce, duplicate, copy or otherwise disclose, distribute or disseminate the LICENSED MATERIALS in any media, electronically or otherwise, except as provided for in this Agreement.

3.2 NO LICENSE IS GRANTED HEREUNDER TO SUBLICENSE THE SOFTWARE; SUCH RIGHTS ARE ONLY GRANTED BY MEANS OF SEPARATE PLC OEM BINARY LICENSING AGREEMENTS.

4.    OWNERSHIP.

4.1 This Agreement conveys to LICENSEE only a limited right of use, fully revocable in accordance with the provisions of this Agreement. Except for such right of use, this Agreement does not transfer to LICENSEE any right, title, or interest in the LICENSED MATERIALS.

5.    NON-DISCLOSURE AGREEMENT AND INDEMNIFICATION.

5.1 PLC considers the LICENSED MATERIALS to contain valuable trade secrets and confidential information of PLC and licensors of PLC, the unauthorized disclosure of which could cause irreparable harm to PLC and its licensors. LICENSEE agrees not to disclose the LICENSED MATERIALS to any third parties and not to use the LICENSED MATERIALS other than for the purposes authorized by this Agreement. This confidentiality obligation shall continue after any termination of this Agreement.

5.2 LICENSEE agrees to limit access to the LICENSED MATERIALS to employees and contractors of LICENSEE (which may include, without limitation, employees of companies retained by LICENSEE to maintain the SOFTWARE on behalf of LICENSEE) having a need to access the LICENSED MATERIALS and who have executed written agreements with LICENSEE obligating them to maintain the confidentiality of the LICENSED MATERIALS. For employees, LICENSEE's standard employee confidentiality agreement shall suffice, a copy of which has been attached as Exhibit B of this Agreement.

5.3 LICENSEE shall devote all reasonable efforts, consistent with the practices and procedures under which it protects its own most valuable proprietary information and materials, to protect the LICENSED MATERIALS against any unauthorized or unlawful use or copying by any third party.

6.    LICENSE FEES.

6.1   [***]

6.2   [***]

7.    TERM OF AGREEMENT; TERMINATION.

7.1 The term of this Agreement shall commence upon execution by both parties or on the date on which LICENSEE receives the LICENSED MATERIALS, whichever occurs first, and shall continue until terminated as provided below.

7.2   LICENSEE may terminate this Agreement at any time.

7.3 PLC may terminate this Agreement immediately, should LICENSEE (a) materially fail to comply with any provision of this Agreement and does not: (i) correct such failure within the aforesaid thirty (30) day period.

7.4 PLC may terminate this Agreement, upon giving LICENSEE written notice of such termination, should LICENSEE materially breach any of the provisions of this Agreement, unless such breach is curable and is cured by LICENSEE within sixty (60) days of receiving written notice, in reasonable detail, of such breach. Upon such termination, PLC may repossess all copies of the LICENSED MATERIALS then in LICENSEE's possession or control, and may withhold its performance under this Agreement. These remedies shall be cumulative and in addition to any other remedies available to PLC. NOTWITHSTANDING THE FOREGOING, UPON TRANSFER OF ANY COPY OF THE SOFTWARE SOURCE CODE TO ANY UNAUTHORIZED THIRD PARTY BY LICENSEE, ITS EMPLOYEES OR CONTRACTORS, PLC MAY TERMINATE THIS LICENSE ON NOTICE TO LICENSEE.

7.5 Upon termination of this Agreement for any reason, LICENSEE shall immediately cease all use and destroy the LICENSED MATERIALS and any copies thereof made by LICENSEE. Within thirty (30) days after termination of this Agreement, LICENSEE shall certify in writing to PLC signed by LICENSEE's duly authorized representative that LICENSEE's obligations under this section have been fulfilled.

7.6 Notwithstanding anything in this Agreement, termination of this Agreement shall not affect the OEM Agreement or this LICENSEE's rights thereunder.

7.7 Any obligations that by their nature continue after the termination of this Agreement, including without limitation those specified in sections 3, 4, 5, and 6 above, shall remain binding upon the Parties after termination of this Agreement.

      [***] - Material omitted here, and filed separately with the Securities and Exchange Commission, pursuant to confidential treatment request.

8.    MAINTENANCE AND SUPPORT; UPDATES.

8.1 PLC is under no obligation to provide maintenance or support for the SOFTWARE under this Agreement, and PLC has no obligation to furnish LICENSEE with any further assistance, documentation or information of any nature.

8.2 During the course of this Agreement, PLC agrees to update LICENSEE with all new versions of the SOFTWARE (the "UPDATES") as they become generally available to other customers of PLC

8.3 In consideration of the Licenses to the UPDATES granted to LICENSEE in this Section 8, LICENSEE shall pay to PLC the annual fee (the "UPDATE FEE") specified in Exhibit A. In addition, LICENSEE shall pay all sales, use, excise and similar taxes on the UPDATES. The UPDATE FEE is payable upon execution of this Agreement, and on each anniversary date of this Agreement, until this Agreement is terminated.

9.    LIMITED WARRANTY; DISCLAIMER.

9.1 PLC warrants that the SOFTWARE will perform substantially in accordance with DOCUMENTATION accompanying the SOFTWARE for a period of ninety (90) days from the date of shipment by PLC, when properly installed on the Designated Equipment. PLC does not warrant that the operation of the SOFTWARE will meet LICENSEE's requirements or operate free from error. This limited warranty gives LICENSEE specific legal rights. LICENSEE may have others, which vary from state to state.

9.2 PLC DISCLAIMS ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THIRD PARTY RIGHTS. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY PLC, ITS DEALERS, DISTRIBUTORS, AGENTS OR EMPLOYEES SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THIS WARRANTY AND LICENSEE MAY NOT RELY ON ANY SUCH INFORMATION OR ADVICE.

10.   LICENSEE'S LIMITED REMEDIES.

10.1 PLC's entire liability and LICENSEE's exclusive remedy for breach of the warranty in Section 9.1 shall be, at PLC's option, either (a) return of the License Fee paid under this Agreement or (b) repair or replacement of any SOFTWARE that does not meet he warranty provided above which is returned to PLC. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer. THESE REMEDIES ARE NOT AVAILABLE OUTSIDE OF THE UNITED STATES OF AMERICA.

10.2 IN NO EVENT SHALL PLC BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES WHATSOEVER (INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THE USE OF OR INABILITY TO USE OBJECT CODES BASED UPON THE SOFTWARE EVEN IF THE LICENSEE HAS ADVISED PLC OF THE POSSIBILITY OF SUCH DAMAGES.

10.3 IN NO EVENT SHALL LICENSEE BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES WHATSOEVER (INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THIS AGREEMENT.

10.4 THE LIABILITY OF PLC FOR ANY CLAIMS ARISING OUT OF THIS AGREEMENT OR USE OF THE LICENSED MATERIALS, REGARDLESS OF THE FORM OF ACTION, SHALL NOT EXCEED THE LICENSE FEE FOR THE LICENSED MATERIALS.

10.5 THE LIMITED WARRANTY, LIMITED REMEDIES AND LIMITED LIABILITY ARE FUNDAMENTAL ELEMENTS OF THE BASIS OF THE BARGAIN BETWEEN PLC AND LICENSEE. PLC WOULD NOT BE ABLE TO PROVIDE THE LICENSED MATERIALS WITHOUT SUCH LIMITATIONS.

11.   INFRINGEMENT INDEMNITY.

11.1 In the event that the SOFTWARE is, or in PLC's sole opinion, is likely to become the subject of a claim of infringement of a patent, trade secret, copyright or other intellectual property right, PLC shall, at its option and expense, (a) procure for LICENSEE the right to continue using the SOFTWARE or (b) replace or modify the SOFTWARE with a version that is non-infringing, but performing substantially equivalent functions. If neither of the foregoing alternatives is reasonably available to PLC and, as a result of such a claim of infringement, use of the SOFTWARE is permanently enjoined, the PLC may terminate this Agreement upon thirty
      (30) days written notice to LICENSEE.

11.2 PLC will defend, at its own expense, any action brought against LICENSEE to the extent that it is based on a claim that the SOFTWARE, or the use of the SOFTWARE pursuant to this Agreement, infringes any patent, trade secret, copyright, or other intellectual property right. PLC will indemnify LICENSEE from any damages and fees awarded against LICENSEE and will hold LICENSEE harmless against all claims which are attributable to such claim, provided that LICENSEE notifies PLC promptly in writing of the claim. LICENSEE shall permit PLC to defend, compromise or settle the claim and shall, at PLC's expense, provide all available information, assistance and authority to enable PLC to do so. So long as PLC performs its obligations pursuant to this section, LICENSEE shall have no authority to settle any claim on behalf of PLC. LICENSEE shall be entitled to participate in the defense of any such claim or action, at its expense, through counsel of its choosing.

11.3 PLC shall have no liability for any claim of infringement to the extent caused by the (a) use of other than the latest release of the SOFTWARE from PLC, if such infringement could have been avoided by the use of the then latest release of the SOFTWARE and such latest version had been available to LICENSEE under this Agreement, (b) use or combination of the SOFTWARE with software, hardware or other materials not provided by PLC, or (c) modification of the SOFTWARE by any person other than PLC.

12.   PLC'S REMEDY FOR UNAUTHORIZED USE.

12.1 The copying, use or distribution of the LICENSED MATERIALS in a manner inconsistent with any provision of this Agreement may cause irreparable injury to PLC for which PLC may not have an adequate remedy at law. PLC shall be entitled to seek extraordinary relief in court, including but not limited to temporary restraining orders, preliminary injunctions, and permanent injunctions, without necessity of posting bond or security, which is expressly waived by LICENSEE.

13.   MISCELLANEOUS.

13.1 Any party in material default under this Agreement agrees to pay the non-defaulting party its reasonable expenses, including attorneys' fees, in enforcing its rights under this Agreement.

13.2 Any dispute relating to the terms, interpretation or performance of the Agreement (other than claims for preliminary injunctive relief or other pre-judgment remedies) shall be resolved at the request of either party through binding arbitration. Arbitration shall be conducted in the county in which the responding party is headquartered under the rules and procedures of the American Arbitration Association ("AAA"). The parties shall request that the AAA appoint a panel of three arbitrators and, if feasible, include one arbitrator who shall posses knowledge of computer software; however the arbitration shall proceed even if such a person is unavailable.

13.3 LICENSEE may not assign or transfer its rights or obligations under this Agreement unless they are assigned under in conjunction with, and under the same terms and conditions as, an assignment of the OEM Agreement between the parties.

13.4 PLC agrees that, as a condition of any sale of PLC assets that include the SOFTWARE, PLC will require that the purchaser take assignment of this Agreement, so that all of LICENSEE's rights pursuant to this Agreement survive, and the purchaser assumes all of PLC's obligations pursuant to this Agreement.

13.5 This Agreement shall be governed and construed in accordance with the substantive laws of the State of New Jersey. LICENSEE consents to jurisdiction by the state and federal courts sitting in the State of New Jersey. If either PLC or LICENSEE employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees.

13.6 If any provision or provisions of this Agreement are determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

13.7 The parties are independent contractors of one another. Nothing herein shall be deemed to create any relationship of agency, partnership, or joint venture between the parties.

13.8 All remedies available to either party for one or more breaches by the other party shall be cumulative and may be exercised separately or concurrently without waiver of any other remedies. The failure of either party to act on a breach of this Agreement by the other party shall not be deemed a waiver of said breach or a waiver of future breaches, unless such waiver is in writing and is signed by the party against whom enforcement is sought.

13.9 All notices required or permitted hereunder shall be in writing and shall be addressed to the appropriate party as set forth above, unless another address shall have been designated, and shall be delivered by hand or by registered or certified mail, postage prepaid.

13.10 This Agreement constitutes the entire agreement of the parties regarding the LICENSED MATERIALS source code and supersedes all prior representations, proposals, discussions, and communications, whether oral or in writing, with respect thereto. This Agreement may be modified only by a written instrument signed by the party against whom enforcement thereof is sought.

Agreed to by the parties' duly authorized representatives.

for LICENSEE:
               -----------------------------------

               Signature

               -----------------------------------
               Name (Please print)

               -----------------------------------
               Title

               -----------------------------------
               Date

for PLC:       -----------------------------------

               Signature

               -----------------------------------
               Name (Please print)

               -----------------------------------
               Title

               -----------------------------------
               Date

                                    EXHIBIT A

   ---------------------------------------------------------------
                     ITEMIZED LICENSE FEES [***]
   ---------------------------------------------------------------
                               First
                            Designated             Each Additional
   Product                     Site                Designated Site
   -------                  ----------             ---------------
   [***]                      [***]                    [***]
   [***]                      [***]                    [***]
   [***]                      [***]                    [***]
   LICENSE FEE                [***]                    [***]

   ---------------------------------------------------------------
                  ITEMIZED UPGRADE FEES [***]
   ---------------------------------------------------------------
                               First
                            Designated             Each Additional
   Product                     Site                Designated Site
   -------                  ----------             ---------------
   [***]                      [***]                    [***
   [***]                      [***]                    [***]
   [***]                      [***]                    [***]
   UPGRADE FEE                [***]                    [***]

   ---------------------------------------------------------------
                ITEMIZED UPDATE FEES [***]
   ---------------------------------------------------------------
                               First
                            Designated             Each Additional
   Product                     Site                Designated Site
   -------                  ----------             ---------------
   [***]                      [***]                    [***]
   [***]                      [***]                    [***]
   [***]                      [***]                    [***]
   UPDATE FEE                 [***]                    [***]

   ---------------------------------------------------------------
           ITEMIZED UPDATE UPGRADE FEES [***]
   ---------------------------------------------------------------
                               First
                            Designated             Each Additional
   Product                     Site                Designated Site
   -------                  ----------             ---------------
   [***]                      [***]                    [***]
   [***]                      [***]                    [***]
   [***]                      [***]                    [***]
   UPGRADE FEE                [***]                    [***]

 PRODUCTS:                   As defined in the Binary License Agreement between
                             the parties:

                              - [***]
                              - [***]
                              - [***]


PURPOSES/LIMITATIONS:        Support of SOFTWARE.
                             Compilation of the SOFTWARE for distribution under the OEM Agreement.


[***] - Material omitted here, and filed separately with the Securities and Exchange Commission, pursuant to a confidential treatment request.

DESIGNATED SITES:            Auspex Systems, Inc.
                             2300 Central Expressway
                             Santa Clara, CA 95050

                             DESIGNATED EQUIPMENT

                             HARDWARE:
                                      ----------------------------------------
                             SERIAL NO:
                                      ----------------------------------------

                                    EXHIBIT B

                        Attach Employment Agreement Here

                                                                 EXHIBIT 10.33
                                              Read-only Source License Agreement


This Agreement is made and entered by and between Programmed Logic Corporation (hereinafter "PLC") a New Jersey corporation with offices at 200 Cottontail Lane, Somerset, NJ 08873, and AUSPEX SYSTEMS, INC., a Delaware corporation with offices at 2300 Central Expressway, Santa Clara, CA 95050 (hereinafter "LICENSEE").

                                    RECITALS

PLC has developed certain computer software, which embodies and reflects certain trade secrets of and confidential information to PLC. LICENSEE desires to license the source code for that software from PLC, subject to the following terms and conditions.

The parties have entered into a separate Bundled Hardware OEM Binary License Agreement (the "OEM Agreement"), pursuant to which LICENSEE is authorized to distribute the SOFTWARE in object code form.

                                    AGREEMENT

1.    DEFINITIONS.

1.1 SOFTWARE means a copy of the source code to the PLC PRODUCTS specified on Exhibit A of this Agreement (including all comments), any modified versions of such SOFTWARE provided by PLC, any object code created using any portion of such SOFTWARE.

1.2 DOCUMENTATION means any related documentation of the SOFTWARE provided to LICENSEE by PLC with the SOFTWARE under this Agreement, which shall include, without limitation (1) installation and documentation notes; (2) release notes (specific to the release of the SOFTWARE provided); and (3) a user manual for the SOFTWARE.

1.3 LICENSED MATERIALS means collectively (a) the SOFTWARE, (b) the DOCUMENTATION, (c) any available internal documentation for the SOFTWARE source code, including design documentation and implementation notes, subject to PLC's approval on a case by case basis, and (d) the source code for any available tests for the SOFTWARE, subject to PLC's approval on a case by case basis.

2.    GRANT OF LICENSE.

2.1 PLC grants to LICENSEE a non-exclusive, non-transferable, non-assignable, and restricted license to use, and where applicable, to compile and the LICENSED MATERIALS only for the Purposes and subject to any additional Limitations set forth in Exhibit A, and only at the Designated Sites and on the Designated Equipment set forth in Exhibit A. Without limiting the foregoing, there shall be no access to the LICENSED MATERIALS by any computers or terminals located off of the Designated Sites.

2.2 LICENSEE may make one copy of the SOFTWARE in tangible form for purposes of backup, provided that such copy includes a reproduction of any notices appearing in or on the SOFTWARE.

2.3   No license is granted for any other purpose.

3.    ADDITIONAL RESTRICTIONS.

3.1 Any other unauthorized copying of the LICENSED MATERIALS is expressly forbidden. LICENSEE shall not otherwise reproduce, duplicate, copy or otherwise disclose, distribute or disseminate the LICENSED MATERIALS in any media, electronically or otherwise, except as provided for in this Agreement.

3.2 NO LICENSE IS GRANTED HEREUNDER TO SUBLICENSE THE SOFTWARE; SUCH RIGHTS ARE ONLY GRANTED BY MEANS OF SEPARATE PLC OEM BINARY LICENSING AGREEMENTS.

4.    OWNERSHIP.

4.1 This Agreement conveys to LICENSEE only a limited right of use, fully revocable in accordance with the provisions of this Agreement. Except for such right of use, this Agreement does not transfer to LICENSEE any right, title, or interest in the LICENSED MATERIALS.

5.    NON-DISCLOSURE AGREEMENT AND INDEMNIFICATION.

5.1 PLC considers the LICENSED MATERIALS to contain valuable trade secrets and confidential information of PLC and licensors of PLC, the unauthorized disclosure of which could cause irreparable harm to PLC and its licensors. LICENSEE agrees not to disclose the LICENSED MATERIALS to any third parties and not to use the LICENSED MATERIALS other than for the purposes authorized by this Agreement. This confidentiality obligation shall continue after any termination of this Agreement.

5.2 LICENSEE agrees to limit access to the LICENSED MATERIALS to employees and contractors of LICENSEE (which may include, without limitation, employees of companies retained by LICENSEE to maintain the SOFTWARE on behalf of LICENSEE) having a need to access the LICENSED MATERIALS and who have executed written agreements with LICENSEE obligating them to maintain the confidentiality of the LICENSED MATERIALS. For employees, LICENSEE's standard employee confidentiality agreement shall suffice, a copy of which has been attached as Exhibit B of this Agreement.

5.3 LICENSEE shall devote all reasonable efforts, consistent with the practices and procedures under which it protects its own most valuable proprietary information and materials, to protect the LICENSED MATERIALS against any unauthorized or unlawful use or copying by any third party.

6.    LICENSE FEES.

6.1 In consideration of the Licenses to the LICENSED MATERIALS granted to LICENSEE in this Agreement, LICENSEE shall pay to PLC the License Fees specified on Exhibit A of this Agreement. In addition, LICENSEE shall pay all sales, use, excise and similar taxes on this payment. The License Fee is payable upon execution of this Agreement.

6.2 For a period of one year after the execution of this agreement LICENSEE may at its option upgrade this agreement to PLC's then standard source code agreement that allows LICENSEE to make and own modifications and enhancements they make to the source code licensed in this Agreement. If this option to upgrade is exercised, LICENSEE will pay the UPGRADE FEE specified in Exhibit A of this Agreement.

7.    TERM OF AGREEMENT; TERMINATION.

7.1 The term of this Agreement shall commence upon execution by both parties or on the date on which LICENSEE receives the LICENSED MATERIALS, whichever occurs first, and shall continue until terminated as provided below.

7.2   LICENSEE may terminate this Agreement at any time.

7.3 PLC may terminate this Agreement immediately, should LICENSEE (a) materially fail to comply with any provision of this Agreement and does not: (i) correct such failure within the aforesaid thirty (30) day period.

7.4 PLC may terminate this Agreement, upon giving LICENSEE written notice of such termination, should LICENSEE materially breach any of the provisions of this Agreement, unless such breach is curable and is cured by LICENSEE within sixty (60) days of receiving written notice, in reasonable detail, of such breach. Upon such termination, PLC may repossess all copies of the LICENSED MATERIALS then in LICENSEE's possession or control, and may withhold its performance under this Agreement. These remedies shall be cumulative and in addition to any other remedies available to PLC. NOTWITHSTANDING THE FOREGOING, UPON TRANSFER OF ANY COPY OF THE SOFTWARE SOURCE CODE TO ANY UNAUTHORIZED THIRD PARTY BY LICENSEE, ITS EMPLOYEES OR CONTRACTORS, PLC MAY TERMINATE THIS LICENSE ON NOTICE TO LICENSEE.

7.5 Upon termination of this Agreement for any reason, LICENSEE shall immediately cease all use and destroy the LICENSED MATERIALS and any copies thereof made by LICENSEE. Within thirty (30) days after termination of this Agreement, LICENSEE shall certify in writing to PLC signed by LICENSEE's duly authorized representative that LICENSEE's obligations under this section have been fulfilled.

7.6 Notwithstanding anything in this Agreement, termination of this Agreement shall not affect the OEM Agreement or this LICENSEE's rights thereunder.

7.7 Any obligations that by their nature continue after the termination of this Agreement, including without limitation those specified in sections 3, 4, 5, and 6 above, shall remain binding upon the Parties after termination of this Agreement.

8.    MAINTENANCE AND SUPPORT; UPDATES.

8.1 PLC is under no obligation to provide maintenance or support for the SOFTWARE under this Agreement, and PLC has no obligation to fur-nish LICENSEE with any further assistance, documentation or information of any nature.

8.2 During the course of this Agreement, PLC agrees to update LICENSEE with all new versions of the SOFTWARE (the "UPDATES") as they become generally available to other customers of PLC.

8.3 In consideration of the Licenses to the UPDATES granted to LICENSEE in this Section 8, LICENSEE shall pay to PLC the annual fee (the "UPDATE FEE") specified in Exhibit A. In addition, LICENSEE shall pay all sales, use, excise and similar taxes on the UPDATES. The UPDATE FEE is payable upon execution of this Agreement, and on each anniversary date of this Agreement, until this Agreement is terminated.

8.4 If LICENSEE chooses to upgrade the Read-only License granted in the Agreement to a Modifiable License, the UPDATE FEE shall be increased to the UPDATE UPGRADE FEE specified in Exhibit A.

9.    LIMITED WARRANTY; DISCLAIMER.

9.1 PLC warrants that the SOFTWARE will perform substantially in accordance with the DOCUMENTATION accompanying the SOFTWARE for a period of ninety
      (90) days from the date of shipment by PLC, when properly installed on the Designated Equipment. PLC does not warrant that the operation of the SOFTWARE will meet LICENSEE's requirements or operate free from error. This limited warranty gives LICENSEE specific legal rights. LICENSEE may have others, which vary from state to state.

9.2 PLC DISCLAIMS ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THIRD PARTY RIGHTS. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY PLC, ITS DEALERS, DISTRIBUTORS, AGENTS OR EMPLOYEES SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THIS WARRANTY AND LICENSEE MAY NOT RELY ON ANY SUCH INFORMATION OR ADVICE.

10.   LICENSEE'S LIMITED REMEDIES.

10.1 PLC's entire liability and LICENSEE's exclusive remedy for breach of the warranty in Section 9.1 shall be, at PLC's option, either (a) return of the License Fee paid under this Agreement or (b) repair or replacement of any SOFTWARE that does not meet he warranty provided above which is returned to PLC. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer. THESE REMEDIES ARE NOT AVAILABLE OUTSIDE OF THE UNITED STATES OF AMERICA.

10.2 IN NO EVENT SHALL PLC BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES WHATSOEVER (INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THE USE OF OR INABILITY TO USE OBJECT CODES BASED UPON THE SOFTWARE EVEN IF THE LICENSEE HAS ADVISED PLC OF THE POSSIBILITY OF SUCH DAMAGES.

10.3 IN NO EVENT SHALL LICENSEE BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES WHATSOEVER (INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THIS AGREEMENT.

10.4 THE LIABILITY OF PLC FOR ANY CLAIMS ARISING OUT OF THIS AGREEMENT OR USE OF THE LICENSED MATERIALS, REGARDLESS OF THE FORM OF ACTION, SHALL NOT EXCEED THE LICENSE FEE FOR THE LICENSED MATERIALS.

10.5 THE LIMITED WARRANTY, LIMITED REMEDIES AND LIMITED LIABILITY ARE FUNDAMENTAL ELEMENTS OF THE BASIS OF THE BARGAIN BETWEEN PLC AND LICENSEE. PLC WOULD NOT BE ABLE TO PROVIDE THE LICENSED MATERIALS WITHOUT SUCH LIMITATIONS.

11.   INFRINGEMENT INDEMNITY.

11.1 In the event that the SOFTWARE is, or in PLC's sole opinion, is likely to become the subject of a claim of infringement of a patent, trade secret, copyright or other intellectual property right, PLC shall, at its option and expense, (a) procure for LICENSEE the right to continue using the SOFTWARE or (b) replace or modify the SOFTWARE with a version that is non-infringing, but performing substantially equivalent functions. If neither of the foregoing alternatives is reasonably available to PLC and, as a result of such a claim of infringement, use of the SOFTWARE is permanently enjoined, the PLC may terminate this Agreement upon thirty (30) days written notice to LICENSEE.

11.2 PLC will defend, at its own expense, any action brought against LICENSEE to the extent that it is based on a claim that the SOFTWARE, or the use of the SOFTWARE pursuant to this Agreement, infringes any patent, trade secret, copyright, or other intellectual property right. PLC will indemnify LICENSEE from any damages and fees awarded against LICENSEE and will hold LICENSEE harmless against all claims which are attributable to such claim, provided that LICENSEE notifies PLC promptly in writing of the claim. LICENSEE shall permit PLC to defend, compromise or settle the claim and shall, at PLC's expense, provide all available information, assistance and authority to enable PLC to do so. So long as PLC performs its obligations pursuant to this section, LICENSEE shall have no authority to settle any claim on behalf of PLC. LICENSEE shall be entitled to participate in the defense of any such claim or action, at its expense, through counsel of its choosing.

11.3 PLC shall have no liability for any claim of infringement to the extent caused by the (a) use of other than the latest release of the SOFTWARE from PLC, if such infringement could have been avoided by the use of the then latest release of the SOFTWARE and such latest version had been available to LICENSEE under this Agreement, (b) use or combination of the SOFTWARE with software, hardware or other materials not provided by PLC, or (c) modification of the SOFTWARE by any person other than PLC.

12.   PLC'S REMEDY FOR UNAUTHORIZED USE.

12.1 The copying, use or distribution of the LICENSED MATERIALS in a manner inconsistent with any provision of this Agreement may cause irreparable injury to PLC for which PLC may not have an adequate remedy at law. PLC shall be entitled to seek extraordinary relief in court, including but not limited to temporary restraining orders, preliminary injunctions, and permanent injunctions, without necessity of posting bond or security, which is expressly waived by LICENSEE.

13.   MISCELLANEOUS.

13.1 Any party in material default under this Agreement agrees to pay the non-defaulting party its reasonable expenses, including attorneys' fees, in enforcing its rights under this Agreement.

13.2 Any dispute relating to the terms, interpretation or performance of the Agreement (other than claims for preliminary injunctive relief or other pre-judgment remedies) shall be resolved at the request of either party through binding arbitration. Arbitration shall be conducted in the county in which the responding party is headquartered under the rules and procedures of the American Arbitration Association ("AAA"). The parties shall request that the AAA appoint a panel of three arbitrators and, if feasible, include one arbitrator who shall possess knowledge of computer software; however the arbitration shall proceed even if such a person is unavailable.

13.3 LICENSEE may not assign or transfer its rights or obligations under this Agreement unless they are assigned under in conjunction with, and under the same terms and conditions as, an assignment of the OEM Agreement between the parties.

13.4 PLC agrees that, as a condition of any sale of PLC assets that include the SOFTWARE, PLC will require that the purchaser take assignment of this Agreement, so that all of LICENSEE's rights pursuant to this Agreement survive, and the purchaser assumes all of PLC's obligations pursuant to this Agreement.

13.5 This Agreement shall be governed and construed in accordance with the substantive laws of the State of New Jersey. LICENSEE consents to jurisdiction by the state and federal courts sitting in the State of New Jersey. If either PLC or LICENSEE employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees.

13.6 If any provision or provisions of this Agreement are determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

13.7 The parties are independent contractors of one another. Nothing herein shall be deemed to create any relationship of agency, partnership, or joint venture between the parties.

13.8 All remedies available to either party for one or more breaches by the other party shall be cumulative and may be exercised separately or concurrently without waiver of any other remedies. The failure of either party to act on a breach of this Agreement by the other party shall not be deemed a waiver of said breach or a waiver of future breaches, unless such waiver is in writing and is signed by the party against whom enforcement is sought.

13.9 All notices required or permitted hereunder shall be in writing and shall be addressed to the appropriate party as set forth above, unless another address shall have been designated, and shall be delivered by hand or by registered or certified mail, postage prepaid.

13.10 This Agreement constitutes the entire agreement of the parties regarding the LICENSED MATERIALS source code and supersedes all prior representations, proposals, discussions, and communications, whether oral or in writing, with respect thereto. This Agreement may be modified only by a written instrument signed by the party against whom enforcement thereof is sought.

Agreed to by the parties' duly authorized representatives.

for LICENSEE:

               -----------------------------------
               Signature

               -----------------------------------
               Name (Please print)

               -----------------------------------
               Title

               -----------------------------------
               Date

for PLC:       -----------------------------------

               Signature

               -----------------------------------
               Name (Please print)

               -----------------------------------
               Title

               -----------------------------------
               Date

                                    EXHIBIT A

FEES:

    -----------------------------------------------------------------------
                        ITEMIZED LICENSE FEES (paid once)
    -----------------------------------------------------------------------
     Product               First Designated    Each Additional Designated
                                 Site                     Site
    -----------------------------------------------------------------------
     [***]
    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

                      ITEMIZED UPGRADE FEES (paid once)
     ---------------------------------------------------------------------
                           First Designated    Each Additional Designated
     Product                     Site                     Site
     ----------------------------------------------------------------------
     [***]
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                      ITEMIZED UPDATE FEES (paid annually)
     ---------------------------------------------------------------------
     Product               First Designated    Each Additional Designated
                                  Site                     Site
     ----------------------------------------------------------------------
     [***]
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

                      ITEMIZED UPDATE UPGRADE FEES (paid annually)

     ----------------------------------------------------------------------
     Product               First Designated    Each Additional Designated
                                 Site                     Site
     ----------------------------------------------------------------------
     [***]
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------



PRODUCTS:                    As defined in the Binary License Agreement
                             between the parties:
                              - [***]


PURPOSES/LIMITATIONS:        Support of licensed products.
                             Compilation of the SOFTWARE for distribution under the OEM Agreement.

DESIGNATED SITES:            Auspex Systems, Inc.
                             2300 Central Expressway
                             Santa Clara, CA 95050

                             DESIGNATED EQUIPMENT

                             HARDWARE:_____________________________________
                             SERIAL NO:

[***] - Material omitted here, and fied separately with the Securities and Exchange Commission, pursuant to a confidential treatment request.

                                   EXHIBIT B

                       Attach Employment Agreements Here

                                                                  EXHIBIT 10.33

                          PROGRAMMED LOGIC CORPORATION
                 BUNDLED HARDWARE OEM BINARY LICENSE AGREEMENT

This Agreement is made and entered into on ____________________ by and between Programmed Logic Corporation (hereinafter "PLC"), a New Jersey corporation with offices at 200 Cottontail Lane, Somerset, NJ 08873; and Auspex Systems, Inc. (hereinafter "LICENSEE"), a Delaware corporation with offices at 2300 Central Expressway, Santa Clara, CA 95050.

                                    RECITALS

1. PLC represents that it is the owner of certain software products and related documentation (the "LICENSED SOFTWARE" defined below).

2. LICENSEE desires to obtain from PLC and PLC desires to grant to LICENSEE the right to license the LICENSED SOFTWARE, on the terms and conditions set out below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LICENSEE and PLC, intending to be legally bound, hereby make the following agreements.

                                    AGREEMENT

1.  DEFINITIONS

1.1 CUSTOMER means any third party that receives the LICENSED SOFTWARE from either LICENSEE or one of LICENSEE's SUBSIDIARIES under the terms of this Agreement.

1.2 COMPETITIVE UPDATE means an UPDATE that continues to maintain the competitive nature of the LICENSED SOFTWARE in the marketplace, when such LICENSED SOFTWARE is compared to comparably priced alternatives.

1.3 DISTRIBUTOR means any third party authorized by LICENSEE to distribute LICENSED SYSTEMS to any other third party.

1.4 LICENSED DOCUMENTATION means any documentation for the LICENSED SOFTWARE supplied to LICENSEE by PLC under this Agreement, which shall include customary user manuals and other documentation.

1.5 LICENSED SOFTWARE means the object code for the PLC products listed in Exhibit B of this Agreement, the enhancements listed in Exhibit C of this Agreement, and all future UPDATES. If LICENSEE is authorized (pursuant to a source code license with PLC or otherwise) to modify the source code of the LICENSED SOFTWARE, "LICENSED SOFTWARE" shall also include modified versions prepared by or for LICENSEE pursuant to such authorization.


Proprietary & Confidential

1.6 LICENSED SYSTEM means a system conforming to the specification set forth in Exhibit A of this Agreement that is shipped to a third party during the term of this Agreement.

1.7 LICENSED UPGRADE means a version of the LICENSED SOFTWARE distributed by LICENSEE for use on a LICENSED SYSTEM that upgrades the functionality of a prior version of the LICENSED SOFTWARE licensed for the same LICENSED SYSTEM, and which is derived from a new version, as indicated by an increment of the first digit of the LICENSED SOFTWARE's PLC-specified version number.

UPDATE means a later release of the LICENSED SOFTWARE that is not reasonably designated by PLC as a new product. Except for those specific enhancements agreed in Exhibit C hereto, and for those opportunities for LICENSEE's inputs to updates incorporated in Section 6 hereto PLC shall remain the sole determiner of the designation of an UPDATE.

2. GRANT OF RIGHTS.

2.1 PLC grants to LICENSEE during the term of this Agreement:

        2.1.1 A worldwide right to use the LICENSED SOFTWARE on LICENSED
        SYSTEMs.

        2.1.2 a worldwide, exclusive right to make, have made and distribute copies of the LICENSED SOFTWARE to CUSTOMERs anywhere in the world (subject to any U.S. government export requirements) for use by such CUSTOMERs only and on a LICENSED SYSTEM only. PLC shall not distribute, or authorize any third party to distribute, LICENSED SOFTWARE to use on any LICENSED SYSTEM. LICENSEE agrees that such copies shall be complete and unaltered copies of the LICENSED SOFTWARE, and that LICENSEE shall use agreements with such end user CUSTOMERs prior to or at the time of distributing each copy of the LICENSED SOFTWARE that provide that:

             (i) only a non-exclusive right to use such copy of the LICENSED SOFTWARE on one LICENSED SYSTEM at a time is granted to such CUSTOMERs;

             (ii) such CUSTOMERs will not copy the LICENSED SOFTWARE except as necessary (a) for installation of the LICENSED SOFTWARE on one such LICENSED SYSTEM, and (b) to create copies required by CUSTOMER for archival, backup, or disaster recovery purposes;

             (iii) such CUSTOMERs will not transfer the LICENSED SOFTWARE to any other party except when transferring it with a LICENSED
                   SYSTEM;

             (iv) such CUSTOMERs will not export or re-export the LICENSED SOFTWARE without the appropriate United States or foreign government licenses; and

             (v) such CUSTOMERs will not modify, reverse compile or disassemble the LICENSED SOFTWARE.

        In the United States and in other jurisdictions where an enforceable copyright covering the LICENSED SOFTWARE exists, such agreement may be either a written agreement signed by the CUSTOMER or a written agreement on or accompanying the package containing the LICENSED SOFTWARE, that states that the CUSTOMER accepts the agreement by opening the package and that complies with applicable law relating to agreements of such type. In all other LICENSEE shall license the software in the same manner as it does its other software products, which may be a package license as set forth herein above, or a written agreement signed by the CUSTOMER;

Proprietary & Confidential

2.1.3 a worldwide, non-exclusive right to make copies of the LICENSED DOCUMENTATION and to furnish such copies of the LICENSED DOCUMENTATION to CUSTOMERs anywhere in the world (subject to any U.S. government export requirements) for use by such CUSTOMERs who have also licensed the LICENSED SOFTWARE only;

2.1.4 a worldwide, non-exclusive right to modify the LICENSED DOCUMENTATION, provided that such modified LICENSED DOCUMENTATION is subject to all the terms and conditions of the original LICENSED DOCUMENTATION as set forth in this Agreement, and provided that no modification is made to the content of any Copyright and Trademark notices in the LICENSED DOCUMENTATION without PLC's written consent;

2.1.5 a worldwide, non-exclusive right to use PLC's trademarks for the LICENSED SOFTWARE in advertising, publicity, packaging, labeling or other printed material, provided that a) such trademarks are used solely to identify the LICENSED SOFTWARE, and b) PLC is properly identified as the owner of such trademarks in such printed material.

2.1.6 A worldwide, exclusive right to sublicense the rights granted in paragraphs 2.1.1, 2.1.2, 2.1.3, 2.1.4 and 2.1.5 above to DISTRIBUTORS, under the same terms and subject to the same limitations and obligations specified for LICENSEE in the aforementioned paragraphs.

2.1.7 A worldwide, non-exclusive right to rename the LICENSED SOFTWARE to enable LICENSEE to achieve market differentiation and product positioning, subject to the approval of each such name by PLC, which shall not be unreasonably withheld.

2.2 LICENSEE shall use commercially reasonably efforts to enforce the agreements with the CUSTOMERs specified in this Agreement, with respect to protection of the LICENSED SOFTWARE.

3. DEVELOPMENT

3.1 PLC agrees to create an UPDATE of the LICENSED SOFTWARE (including the corresponding modifications of the LICENSED DOCUMENTATION) in accordance with Exhibit C hereto.

3.2 Licensee shall pay to PLC a one-time development fee (the "DEVELOPMENT FEE") of [***]. The DEVELOPMENT FEE will be payable according to the following schedule:

                       Upon execution of this Agreement              [***]
                  One month after execution of this Agreement        [***]
                 Two months after execution of this Agreement        [***]
                  Three months after execution of this Agreement     [***]
                      Four months after execution of this            [***]


3.3 LICENSEE may credit [***] of the DEVELOPMENT FEE towards any LICENSE FEES payable under this Agreement.

[***] - Material omitted here, and filed separately with the Securities and Exchange Commission, pursuant to a confidential treatment request.


Proprietary & Confidential

3.4 Upon delivery to LICENSEE of the UPDATE, LICENSEE shall evaluate that UPDATE for conformity to the requirements specified in Exhibit C of this Agreement. LICENSEE shall provide PLC within six (6) months after delivery of such materials with written acceptance thereof, or a statement of defects to be corrected. PLC shall correct all reproducible defects and return the corrected Enhancement for re-testing and reevaluation, and LICENSEE shall within forty-five (45) days after any such redelivery provide PLC with written acceptance or a statement of continuing defects. Failure by LICENSEE to provide PLC with any of the above notifications shall be deemed as an acceptance by LICENSEE of the UPDATE. If, after twelve (12) months after this Agreement is executed, PLC fails to correct all reproducible defects reported by LICENSEE prior to LICENSEE's acceptance of the UPDATE, then LICENSEE may, upon written notice to PLC, elect to terminate this development. Upon any such termination, PLC shall promptly refund to LICENSEE all amounts paid to PLC pursuant to this Exhibit. Until such election to terminate by LICENSEE, PLC shall continue to attempt to correct the defects and provide conforming Enhancements according to the above procedure.


3.5 Licensee agrees to make available to PLC at PLC's place of business during the term of this agreement the following instrumentalities, which will be returned to Licensee upon termination of this agreement:

        Any and all documentation required by PLC to understand the layout of LICENSEE's UFS-based file system partition layout sufficient to perform the work specified in Exhibit C, in a format to be mutually agreed upon by both parties

4.      LICENSEE FEES

4.1 In consideration for the licenses granted in this Agreement, LICENSEE agrees to pay to PLC a LICENSE FEE for each LICENSED SYSTEM shipped by LICENSEE or LICENSEE's SUBSIDIARIES to CUSTOMERS, according to the schedule shown in Exhibit D of this Agreement. LICENSE FEEs that accrue to PLC during each fiscal quarter of this Agreement shall be payable net 30 days of the end of such fiscal quarter.

4.2 No additional fee is payable for the transfer of the LICENSED software from a CUSTOMER to any other third party, provided that (a) the CUSTOMER does not retain any portion of the LICENSED SOFTWARE after such transfer, (b) the LICENSED SOFTWARE is transferred with the LICENSED SYSTEM, and (c) an agreement with the third party is obtained by CUSTOMER in accordance with Section 2.1.1 above.

5.      RECORDS AND REPORTS

5.1 Within thirty (30) days after the end of each fiscal quarter, commencing with the fiscal quarter during which this Agreement first becomes effective, LICENSEE shall furnish to PLC a written statement signed by an authorized representative of LICENSEE identifying:

        The number of LICENSED SYSTEMs and LICENSED UPGRADEs shipped by LICENSEE to CUSTOMERs during such fiscal quarter;

        The total LICENSE FEEs owed to PLC for such fiscal quarter;

5.2 LICENSEE shall keep full, clear and accurate records sufficient to prepare the statements to PLC required by this Agreement. Such records shall be retained for a period of five (5) full calendar years from the date said records are acquired by LICENSEE.

Proprietary & Confidential

5.3 PLC shall have the right, using employees of an independent CPA firm, to make an examination and audit, during normal business hours, not more frequently than annually, of records kept pursuant to this Agreement by LICENSEE. Such audits will be held in confidence and the auditor will disclose to PLC only that information necessary to verify LICENSEE's compliance with its obligations herein. Prompt adjustment shall be made by the proper party to compensate for any errors or omissions disclosed by such examination or audit. Neither such right to examine and audit nor the right to receive such adjustment shall be affected by any statement to the contrary, appearing on checks or otherwise, unless such statement appears in a letter, signed by the party having such right and delivered to the other party, expressly waving such right.

5.4 All costs of audit or inspection shall be borne by PLC except that such expenses shall be borne by LICENSEE in the event that any audit determines that LICENSEE has underpaid royalties in any one-year period in excess of five (5) percent.

6.MAINTENANCE AND SUPPORT

6.1 LICENSEE agrees to assume primary responsibility, at LICENSEE's expense, for providing technical support for the LICENSED SOFTWARE.

6.2 LICENSEE agrees to loan to PLC during the term of this Agreement a sample LICENSED SYSTEM (the "SUPPORT SYSTEM") for PLC's use at PLC's principal place of business and only to provide LICENSED SOFTWARE development or support to LICENSEE. The SUPPORT SYSTEM shall remain the property of LICENSEE and shall be returned to LICENSEE in good condition, subject to normal wear and tear, upon any termination of PLC's LICENSED SOFTWARE support of LICENSEE.

6.3 LICENSEE
agrees to list and document all reproducible errors in the LICENSED SOFTWARE discovered by LICENSEE or reported to LICENSEE, and to forward such information to PLC on a regular and timely basis. LICENSEE shall use reasonable efforts to reduce the test case to the smallest practical size before submitting such errors. Errors so reported shall be categorized as follows:

        Priority A errors    errors which cause loss of a major feature,
                             file system corruption, data loss, or a system crash or hang.

        Priority B errors    errors in critical features of the product
                             preventing normal operation.

        Priority C errors    errors in non-critical features, or for
                             which a convenient or reasonable work-around exists.

6.4 For all errors identified by LICENSEE that can be reproduced on a LICENSED SYSTEM, PLC agrees to provide LICENSEE with the following secondary technical support:

        PLC will use its best efforts to evaluate Priority A errors and provide an email response to LICENSEE within 24 hours of receiving the error. PLC agrees to provide a fix to LICENSEE within a best effort time frame. PLC will email to LICENSEE a daily report on the status of these errors.

        PLC will use its reasonable efforts to evaluate Priority B errors and provide a response to LICENSEE within 72 hours of receiving the error. PLC agrees to provide a fix to LICENSEE within an agreed upon time. PLC will email to LICENSEE a weekly report on the status of the errors.

        PLC will respond to priority C errors on an "as time permits" basis. PLC will email to LICENSEE a quarterly report on the status of these errors.

Proprietary & Confidential

6.5 In consideration for the support services specified in this Section, LICENSEE agrees to pay to PLC annual support fees (the "SUPPORT FEES") according to the schedule specified in Exhibit E of this Agreement. The SUPPORT FEES are payable upon execution of this Agreement and again on each anniversary of this Agreement during the term of this Agreement.

6.6 If PLC fails to provide the support services specified in section 6.4 above, LICENSE may terminate those services and the obligation to pay the SUPPORT FEEs upon one (1) year's notice to PLC without terminating this Agreement.

 7. UPDATES

7.1 During the term of this Agreement, PLC will provide to LICENSEE all UPDATES of the LICENSED SOFTWARE no later than PLC provides the foregoing to any other customer, and, in any event, prior to PLC's commercial release of the foregoing.

7.2 PLC and LICENSEE agree to meet no less than once a year during the term of this Agreement to plan the requirements of other future UPDATES. PLC intends to keep the LICENSED SOFTWARE competitive during the term of this agreement, and shall make reasonable efforts to incorporate LICENSEE's suggestions into future UPDATES. PLC shall remain the sole determiner of the contents of future UPDATES, except as otherwise stipulated herein.

7.3 In consideration for the rights to UPDATES specified in this Section, LICENSEE agrees to pay to PLC annual update fees (the "UPDATES FEES") according to the schedule specified in Exhibit F of this Agreement. The UPDATE FEES are payable upon execution of this Agreement and again on each anniversary of this Agreement during the term of this Agreement.

8. TERM AND TERMINATION

8.1 This Agreement shall commence on the date first written above, and shall continue for a period of six (6) years from such date. It will automatically renew for periods of four (4) years at a time thereafter unless a) canceled in writing by LICENSEE not less than six months prior to any such renewal, or b) canceled in writing by PLC not less than four (4) years prior to any such renewal.

8.2 PLC may increase the prices of the SUPPORT FEES, UPDATE FEES or LICENSE FEES in any renewal of this Agreement. The prices for any SUPPORT FEES, UPDATE FEES or LICENSE FEES in any such renewal shall not be increased by more than 30% unless PLC has notified LICENSEE of its intent to raise prices in excess of 30% not less than four (4) years prior to the renewal date.

8.3 Either party may terminate this Agreement (a) if the other fails materially to comply with any provision of this Agreement and does not: (i) correct such failure within thirty (30) days after written notice of such failure to comply is delivered; or (ii) if such failure cannot reasonably be corrected within the aforesaid thirty (30) day period, undertake within ten (10) days after such written notice is delivered, and continue, efforts to comply or (b) in the event of (i) liquidation or insolvency of the other party; (ii) the appointment of a receiver or similar officer for a material portion of the other party's assets;
(iii) a general assignment by the other party for the benefit of creditors; (iv) the filing of a petition in bankruptcy by the other party, or the filing of such a petition against the other party which is not dismissed within sixty (60) days; or (v) the other party's ceasing to conduct business in the normal course.

8.4 If at any time after the first twelve (12) months of this Agreement PLC has not released and provided to LICENSEE a COMPETITIVE UPDATE during the preceding twelve (12) months, then LICENSEE

Proprietary & Confidential
shall be entitled to provide written notice thereof to PLC. If LICENSEE provides such notice, and within six (6) months after such notice PLC does not release and provide to LICENSEE a COMPETITIVE UPDATE then the SUPPORT FEES, UPDATE FEES and per unit LICENSE FEES shall be reduced by 5% per fiscal quarter for each fiscal quarter starting with the third full quarter after such notice was first given to PLC and ending when this Agreement is terminated. If at any time after such notice, PLC provides to LICENSEE a COMPETITIVE UPDATE then any then effective reductions pursuant to this paragraph shall terminate, and the SUPPORT FEES, UPDATE FEES and LICENSE FEES shall thereafter be restored to the amounts specified in Exhibits D and E of this Agreement.

8.5 Upon termination of this agreement for any reason, LICENSEE shall immediately discontinue distribution of the LICENSED SOFTWARE, and shall destroy all copies of the LICENSED SOFTWARE in its possession, excepting those copies required to provide continuing support to CUSTOMERs that were distributed the LICENSED SOFTWARE prior to such termination. End User Licenses properly granted pursuant to this Agreement shall not be diminished or abridged by termination of this Agreement for whatever cause.

8.6 LICENSEE agrees to pay all amounts due to PLC under this Agreement within thirty (30) days after the effective date of termination or expiration of this Agreement. Neither the expiration of this Agreement nor the termination of LICENSEE's rights hereunder shall relieve LICENSEE of its obligation to pay any such fee hereunder.

8.7 All obligations of the parties which expressly or by their nature survive the expiration or termination of this Agreement, including the parties' confidentiality, warranty and indemnity obligations, shall continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied in full or by their nature expire.

9. CONFIDENTIAL INFORMATION; PROPRIETARY RIGHTS

9.1 PLC considers the LICENSED SOFTWARE to contain valuable trade secrets of PLC and licensors of PLC, the unauthorized disclosure of which could cause irreparable harm to PLC and its licensors.

9.2 LICENSEE agrees not to reverse compile or disassemble the LICENSED SOFTWARE, or to use the LICENSEE SOFTWARE other than for the purposes authorized by this Agreement.

9.3 LICENSEE acknowledges and agrees that nothing herein grants it any ownership rights to the LICENSED SOFTWARE, or any trademarks copyrights, trade secrets and patents relating thereto.

9.4 The confidentiality obligations contained in this section shall continue after any termination of this Agreement

10. WARRANTIES; LIMITATION OF LIABILITY

10.1 PLC represents and warrants to LICENSEE that it has sufficient right in and to the LICENSED SOFTWARE to grant the license granted to LICENSEE under this Agreements, without conflict with any other PLC agreement or obligation, including sufficient rights in any technology included as part of the LICENSED SOFTWARE, and that there are no pending or threatened claims or lawsuits outstanding of infringement or which, if successful, would cause PLC to be unable to grant the license granted to LICENSEE under the Agreement.

Proprietary & Confidential

10.2 PLC warrants to LICENSEE that the LICENSED SOFTWARE will substantially perform in the manner described in the LICENSED DOCUMENTATION and, as delivered to LICENSEE, shall be free from any computer software viruses or harmful code. PLC's sole obligation under this warranty shall be limited to using reasonable efforts to supply LICENSEE with a corrected version of the LICENSED SOFTWARE as soon as practicable after LICENSEE has notified PLC of any such failure to perform.

10.3 EXCEPT AS EXPRESSLY SET FORTH HEREIN, PLC MAKES NO OTHER WARRANTIES TO LICENSEE, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS AND IMPLIED WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10.4 EXCEPT FOR PLC'S OBLIGATIONS TO INDEMNIFY LICENSEE HEREUNDER, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION OR OTHER PECUNIARY LOSS) WHETHER ARISING ON CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY THAT SUCH DAMAGES MAY ARISE. BECAUSE SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY. THESE LIMITATIONS, HOWEVER, SHALL NOT APPLY TO LIABILITY WITH RESPECT TO PERSONAL INJURY, DEATH, OR PHYSICAL DAMAGE TO PROPERTY.

11. INFRINGEMENT INDEMNITY.

11.1 In the event that the LICENSED SOFTWARE is, or in PLC's sole opinion, is likely to become the subject of a claim of infringement of a patent, trade secret, copyright, or other intellectual property right PLC shall, at its option and expense, (a) procure for LICENSEE and its CUSTOMERs the right to continue using and distributing the LICENSED SOFTWARE or (b) replace or modify the LICENSED SOFTWARE with a version that is non-infringing, but performing substantially equivalent functions. If neither of the foregoing alternatives is reasonably available to PLC and, as a result of such a claim of infringement, distribution of the LICENSED SOFTWARE is permanently enjoined, then PLC may terminate this Agreement upon thirty (30) days written notice to LICENSEE.

11.2 PLC will defend, at its own expense, any action brought against LICENSEE or its DISTRIBUTORS or CUSTOMERS to the extent that it is based on a claim that the LICENSED SOFTWARE, or the use of the LICENSED SOFTWARE as described in the LICENSED DOCUMENTATION, infringes any patent, trade secret, copyright, or other intellectual property right. PLC will indemnify LICENSEE, its DISTRIBUTORS and CUSTOMERS from any damages and fees awarded against LICENSEE, its DISTRIBUTORS and CUSTOMERS and will hold LICENSEE, its DISTRIBUTORS and CUSTOMERS harmless against all claims which are attributable to such claim, provided that LICENSEE notifies PLC promptly in writing of the claim. LICENSEE shall permit PLC to defend, compromise or settle the claim and shall provide all available information, assistance and authority to enable PLC to do so. So long as PLC performs its obligations pursuant to this section, LICENSEE shall have no authority to settle any claim on behalf of PLC. LICENSEE shall be entitled to participate in the defense of any such claim or action, at its expense, through counsel of its choosing.

11.3 PLC shall have no liability for any claim of infringement to the extent caused by the (a) use of other than the latest release of the LICENSED SOFTWARE from PLC, if such infringement could have been avoided by the use of the then latest release of the LICENSED SOFTWARE and such latest version had been available to LICENSEE under this Agreement, (b) use of the LICENSED SOFTWARE in an environment other than as specified in the LICENSED DOCUMENTATION, (c) use or combination of the LICENSED SOFTWARE with software, hardware or other materials not provided by PLC, or (d) modification of the LICENSED SOFTWARE by any person other than PLC.


Proprietary & Confidential

12. MISCELLANEOUS PROVISIONS

12.1 ASSIGNMENT.. Except as explicitly stated herein, neither this Agreement nor any rights hereunder, in whole or in part, shall be assignable or otherwise transferable by LICENSEE and any purported assignment or transfer shall be null and void. PLC agrees that all of LICENSEE's rights and obligations hereunder, including the right to license PLC's products and the obligation to pay royalties to PLC, may be assigned by LICENSEE to any legal entity with which all or substantially all of LICENSEE's assets have been combined, merged, restructured or reconstituted to create a new successor entity; provided, however, that no such assignment shall be construed as to relieve LICENSEE or such successor entity of any of LICENSEE's obligations hereunder.

12.2 ACQUISITIONS AND MERGERS. If at any time during the term of this Agreement PLC enters into serious discussions directly or through a third party to sell or merge the company or its assets, PLC agrees to notify LICENSEE within 30 days of entering such conversations. PLC agrees that, as a condition of any sale of PLC assets that include the LICENSED SOFTWARE, PLC will require that the purchaser take assignment of this Agreement, so that all of LICENSEE's rights pursuant to this Agreement survive, and the purchaser assumes all of PLC's obligations pursuant to this Agreement.

12.3 ARBITRATION. Any dispute relating to the terms, interpretation or performance of the Agreement (other than claims for preliminary injunctive relief or other pre-judgment remedies) shall be resolved at the request of either party through binding arbitration. Arbitration shall be conducted in New Jersey under the rules and procedures of the American Arbitration Association ("AAA"). The parties shall request that the AAA appoint a panel of three arbitrators and, if feasible, include one arbitrator who shall posses knowledge of computer software; however the arbitration shall proceed even if such a person is unavailable.

12.4 EXCLUSIVITY. LICENSEE shall have no marketing or other obligation as a result of the exclusive nature of the license to LICENSEE.

12.5 PAYMENTS. All payments to PLC made under this Agreement are to be made via check in United States Dollars and immediately payable to PLC in the total amount of the payment owed.

12.6 CONFIDENTIALITY. The parties agree to keep the terms of this Agreement confidential, and to not disclose any portion thereof to any third party without the others written consent. The foregoing shall not apply to any disclosure (i) required by legal, accounting or regulatory authorities; (ii) as otherwise required by law; (iii) to legal counsel of the parties, accountants, and other professional advisors; (iv) in confidence, to banks, investors and other financing sources and their advisors; (v) in connection with the enforcement of this Agreement or rights under this Agreement; or (vi) in confidence, in connection with an actual or prospective merger or acquisition or similar transaction.

12.7 NO JOINT VENTURE. It is expressly understood that the parties are acting as independent contractors hereunder and not as an agent or representative of the other. This Agreement does not constitute a joint venture. Neither party shall enter into any contract or commitment on behalf of the other.


12.8 FORCE MAJEURE. Neither party shall be held responsible for any reasonable delay or failure in performance hereunder caused by fires, strikes, embargoes, acts of God, or other similar causes beyond their reasonable control.

12.9 PUBLIC ANNOUNCEMENTS. Upon execution of this Agreement, PLC may list LICENSEE as a customer of PLC in materials provided to third parties under formal non-disclosure agreements. When licensee first ships the LICENSED SOFTWARE to a CUSTOMER, a) PLC may list LICENSEE as a customer of PLC in materials provided to third parties without requiring a formal non-disclosure agreement, and b) PLC may issue a press release, subject to the approval of LICENSEE, which shall not be unreasonably withheld.

Proprietary & Confidential

12.10 BANKRUPTCY. PLC acknowledges that if PLC or its trustee in bankruptcy reject this Agreement under the provisions of the Bankruptcy Code, LICENSEE may elect to retain its rights under this Agreement as provided in Section 365(n) of the Bankruptcy Code. PLC of such trustee in bankruptcy shall not interfere with the rights of LICENSEE as provided in this Agreement.

12.11 NOTICE. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given either when personally delivered or when deposited in the US mail, registered or certified, postage prepaid, return receipt requested, to the addresses set forth below:

               To LICENSEE:  Auspex Systems, Inc.
                             2300 Central Expressway
                             Santa Clara, CA 95050
                             Attn: Chief Financial Officer

               To PLC:       Programmed Logic
                             200 Cottontail Lane
                             Somerset, NJ 08873
                             Attn: Contract Administration

12.12 ENTIRE AGREEMENT. This Agreement and Exhibits constitute the entire understanding between the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements between the parties hereto with respect to the subject matter hereof. No amendment to this Agreement shall be effective unless in writing signed by each party.

12.13 SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of nay term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

12.14 EFFECT OF HEADINGS. Any headings contained herein are for convenience only and shall not affect the construction hereof.

12.15 GOVERNING LAW. The provisions of this Agreement, and all the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to principles of conflicts of law.

12.16 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which hall be deemed to be an original, and all such counterparts shall constitute one instrument.


Proprietary & Confidential

AGREED TO AND ACCEPTED AS OF THE DATE FIRST WRITTEN ABOVE:

FOR LICENSEE:
                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Name (Please Print)

                                            ------------------------------------
                                            Title

                                            ------------------------------------
FOR PLC:
                                            Signature

                                            ------------------------------------
                                            Name (Please Print)

                                            ------------------------------------
                                            Title


Proprietary & Confidential

                           EXHIBIT A - LICENSED SYSTEM

A LICENSED SYSTEM is defined as an [***].

The FILE SERVER product line contains [***].

[***] - Material omitted here, and filed separately with the Securities and Exchange Commission, pursuant to a confidential treatment request.

Proprietary & Confidential

                         EXHIBIT B - LICENSED SOFTWARE

The Licensed Software is defined as the current and future releases following PLC products:

[***]

[***] - Material omitted here, and filed separately with the Securities and Exchange Commission, pursuant to a confidential treatment request.

Proprietary & Confidential

EXHIBIT C - DEVELOPMENT

PLC agrees to make the following enhancements to the LICENSED SOFTWARE (including any corresponding modifications to tge LICENSED DOCUMENTATION), and to use its best efforts to complete these enhancements according to the following schedule:

[***]


[***] - Material omitted here, and filed separately with the Securities and Exchange Commission, pursant to a confidential treatment request.

Proprietary & Confidential

                       EXHIBIT D - LICENSE FEE SCHEDULES

The LICENSE FEE for a LICENSED SYSTEM shall be [***] of the published list price of that LICENSED SYSTEM, based upon PLC's standard pricing for each product licensed:.


                                                       BUNDLED PRICE
                                                     AS PERCENTAGE OF
                                                       BASE LICENSED
                               PRODUCT                 SYSTEM PRICE
                    ------------------------------ ----------------------
                    [***]                                  [***]
                    [***]                                  [***]
                    [***]                                  [***]
                    [***]                                  [***]
                    TOTAL LICENSE FEE                      [***]


LICENSEE agrees that the terms of this Agreement are contingent upon the license of all the LICENSED SOFTWARE for all LICENSED SYSTEMS shipped during the term of this Agreement, and that the above breakdown of LICENSE FEE percentages do not imply that LICENSEE may remove any portion of the LICENSED SOFTWARE to achieve a reduction in the LICENSEE FEE.

[***] - Material omitted here, and filed separately with the Securities and Exchange Commission, pursuant to a confidential treatment request.

Proprietary & Confidential

                         EXHIBIT E - ANNUAL SUPPORT FEES
                   ------------------------------------------------------------
                                                           YEARLY PRIORITY
                                     PRODUCT                   SUPPORT
                   ------------------------------------------------------------
                   [***]








                   [***] - Material omitted here, and filed separately with the
                   Securities and Exchange Commission, pursuant to a
                   confidential treatment request.
                   ------------------------------------------------------------

Proprietary & Confidential

                                    Page 17


                         EXHIBIT F - ANNUAL UPDATE FEES
                   -------------------------------------------------------
                                     PRODUCT                  YEARLY UPDATE
                                                              SUBSCRIPTION
                   -----------------------------------------------------------

                   [***]












                   [***] - Material omitted here, and filed separately with the Securities and Exchange Commission, pursuant to a confidential treatment request.

                   ------------------------------------------------------------
